EXHIBIT 99


                         FORM 4 JOINT FILER INFORMATION


NAME:                               Terek Diasti
                                    Adam Diasti
                                    Tim Diasti

ADDRESS:                   2502 North Rocky Point Drive
                                    Suite 1000
                                    Tampa, FL  33607

DESIGNATED FILER:          Diasti Family Limited Partnership

ISSUER AND
TICKER SYMBOL:             Coast Dental Services, Inc. ("CDEN")

DATE OF EVENT
REQUIRING STATEMENT:       September 3, 2003




SIGNATURE         /s/ Timothy G. Merrick
                  --------------------------
                  Attorney-in-fact